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                                                                  Exhibit 10.14

                                AMENDMENT NO. 1
                                       TO
                   LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                          DATED JANUARY 31, 1996 AMONG
           AMERICAN SHARED-CURACARE AND CURACARE, INC. ("BORROWER"),
                AMERICAN SHARED HOSPITAL SERVICES ("GUARANTOR"),
               ERNEST A. BATES, M.D. ("INDIVIDUAL GUARANTOR") AND
                DVI BUSINESS CREDIT RECEIVABLES CORP. ("LENDER")


1. Section 2.1 (The Loan) shall remain entirely the same with the exception of (i) (The Commitment Amount) which shall be amended as follows:

                 (i) Four Million Five Hundred Thousand Dollars ($4,500,000.00) (the "Commitment Amount")

2.       Section 2.7 (Lender's Fees) shall be amended by adding the following:

                 Upon execution hereof, Borrower shall pay Lender an origination fee of one percent (1%) of the $500,000.00 increased
                 Commitment Amount. Borrower shall continue to pay Lender an utilized loan fee based on the original Commitment Amount of $4,000,000.00 in accordance with the Agreement.

Any provision in Amendment No. 1 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement.
Except as expressly set forth herein, all other provisions of this Amendment shall be interpreted in light of the provisions of the Agreement. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of 29th day of March, 1996.

LENDER:
DVI BUSINESS CREDIT RECEIVABLES CORP.

By:        /s/ Steven R. Garfunkel
      ---------------------------------------------
Name:      Steven R. Garfunkel
      ---------------------------------------------
Title: --------------------------------------------


BORROWER:

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
AMERICAN SHARED-CURACARE                               CURACARE, INC.

By:       /s/ Ernest A. Bates                          By:       /s/ Ernest A. Bates
      --------------------------------------                  ------------------------------------------
Name:         Ernest A. Bates                          Name:         Ernest A. Bates
      --------------------------------------                  ------------------------------------------
Title:                                                 Title:
       ---------------------------------------------          -------------------------------------------------
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The undersigned acknowledges that DVI has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment to Loan and
Security Agreement.  The undersigned nevertheless acknowledges and agrees to the terms and conditions of this Amendment and acknowledges that it Guaranty remains fully valid, binding and enforceable against it in accordance with its terms.


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
GUARANTOR:                                             ERNEST A. BATES, M.D.,

AMERICAN SHARED HOSPITAL SERVICES                      INDIVIDUAL

By:   /s/ Ernest A. Bates                              By:       /s/ Ernest A. Bates
      --------------------------------------                  ------------------------------------------
          Ernest A. Bates                                           Ernest A. Bates
      --------------------------------------                  ------------------------------------------
                (Print Name)                                                (Print Name)

Title:
      --------------------------------------
Date:                                                  Date:
      --------------------------------------                  ------------------------------------------
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